DESCRIPTION OF BUSINESS AND ORGANIZATION	12 Months Ended
Dec. 31, 2021
DESCRIPTION OF BUSINESS AND ORGANIZATION
DESCRIPTION OF BUSINESS AND ORGANIZATION

1. DESCRIPTION OF BUSINESS AND ORGANIZATION

Description of business

BlueCity Holdings Limited (“the Company”), through its wholly-owned subsidiaries, consolidated variable interest entity (“VIE”) and VIE’s subsidiaries (collectively referred to as “the Group”), is principally engaged in mobile-based social and entertainment services which includes live streaming, advertising, membership, merchandise sales and other services. The Group’s principal operations and geographic markets are in the People’s Republic of China (“PRC”).

Organization

The Group operates its business in the PRC through Beijing BlueCity Culture and Media Co., Ltd. (“BlueCity Culture Media”, or the “VIE”), a limited liability company established under the laws of the PRC on September 7, 2011, and its subsidiaries. BlueCity Culture Media and its subsidiaries hold certain recognized and unrecognized revenue-generating assets in order to carry out mobile platform operations in China. The recognized revenue-generating assets include goodwill and intangible assets acquired through business combinations and purchased intangible assets. Goodwill primarily represents the expected assembled workforce and synergies from combining the acquired business. Intangible assets acquired through business combinations mainly consist of user bases, brand names and technologies. Purchased intangible assets mainly include pharmaceutical operation licenses. Unrecognized revenue-generating assets mainly consist of licenses and intellectual property. Licenses include operations licenses, such as internet information service licenses and internet culture operation licenses. Intellectual property developed by the Group mainly consists of patents, copyrights and trademarks. The equity interests of BlueCity Culture Media are legally held by Mr. Baoli Ma, founder, Chairman and Chief Executive Officer of the Group, and Mr. Changyou Ma, a family member of the founder, who act as nominee equity holders of the VIE on behalf of Beijing BlueCity Information & Technology Co., Ltd., (“BlueCity Information Technology”, or WFOE), the Company’s wholly owned subsidiary in the PRC. A series of contractual agreements, including Powers of Attorney, Exclusive Consulting and Service Agreement, Equity Interest Pledge Agreement, Exclusive Option Agreement and Spouse Consent Letter (collectively, the “VIE Agreements”), were entered among BlueCity Information Technology, BlueCity Culture Media and its nominee equity holders. Through the VIE Agreements, the nominee equity holders of the VIE have granted all their legal rights including voting rights and disposition rights of their equity interests in the VIE to WFOE. The nominee equity holders of the VIE do not participate significantly in income and loss and do not have the power to direct the activities of the VIE that most significantly impact their economic performance. Accordingly, the VIE is considered a variable interest entity.

In accordance with Accounting Standards Codification (“ASC”) 810-10-25-38A, the Company, through the WFOE, has a controlling financial interest in the VIE because the WFOE has (i) the power to direct activities of the VIE that most significantly impact the economic performance of the VIE; and (ii) the obligation to absorb the expected losses and the right to receive expected residual return of the VIE that could potentially be significant to the VIE. Thus, the Company, through the WFOE, is the primary beneficiary of the VIE.

Under the terms of the VIE Agreements, the WFOE has (i) the right to receive economic benefits that could potentially be significant to the VIE in the form of service fees under the Exclusive Consulting and Service Agreement; (ii) the right to receive all dividends declared by the VIE and the right to all undistributed earnings of the VIE; (iii) the obligation to absorb the substantially expected losses and the right to receive the residual benefits of the VIE through its exclusive option to acquire 100% of the equity interests in the VIE, to the extent permitted under PRC law. Accordingly, the financial statements of the VIE are consolidated in the Company’s consolidated financial statements.

Under the terms of the VIE Agreements, the VIE’s nominee equity holders have no rights to the net assets nor have the obligations to fund the deficit, and such rights and obligations have been vested to the Company. All of the deficit (net liabilities) and net loss of the VIE are attributed to the Company.

1. DESCRIPTION OF BUSINESS AND ORGANIZATION (Continued)

The principal terms of the VIE Agreements are further described below.

1) Powers of Attorney

Pursuant to the Powers of Attorney, the equity holders of the VIE irrevocably appointed WFOE as their attorney-in-fact to exercise all equity holder rights, including, but not limited to: (1) the right to attend shareholders’ meeting of the VIE, (2) the right to vote on their behalf on all matters of the VIE requiring shareholder’s approval under the laws of China and the Articles of Association of the VIE, including but not limited to the sale or transfer or pledge or disposition of their shareholding in part or in whole, and (3) designate and appoint on behalf of such nominee equity holders the legal representative, the directors, supervisors, the chief executive officer and other senior management members of the VIE. Each Powers of Attorney agreement is irrevocable and continuously effective from the execution date.

2) Exclusive Consulting and Service Agreement

WFOE and the VIE entered into an Exclusive Consulting and Service Agreement, whereby WFOE is engaged as the exclusive service provider for the provision of business support, technology and consulting services to the VIE. Unless a written consent is given by WFOE, the VIE is not allowed to engage a third party to provide such services. The VIE shall pay WFOE on a quarterly basis a service fee at an amount confirmed by WFOE. WFOE owns the exclusive intellectual property rights, whether created by WFOE or the VIE, as a result of the performance of the Exclusive Consulting and Service Agreement. The Exclusive Consulting and Service Agreement will be in effect permanent unless terminated by WFOE.

3) Equity Interest Pledge Agreement

Pursuant to Equity Interest Pledge Agreement, the nominee equity holders of the VIE have pledged all of their equity interest in the VIE to guarantee the nominee equity holders’ and the VIE’s performance of their obligations under Exclusive Consulting and Service Agreement. If the VIE or the nominee equity holders breach their contractual obligations under these agreements, WFOE, as pledgee, will be entitled to certain rights regarding the pledged interests, including receiving proceeds from the auction or sale of all or part of the pledged interests of the VIE in accordance with the law. The nominee equity holders of the VIE agree that, during the term of the Equity Interest Pledge Agreement, they will not dispose of the pledged equity interests or create or allow any encumbrance on the pledged equity interests without the prior written consent of WFOE. The Equity Interest Pledge Agreements remain effective until (i) the termination of the Exclusive Consulting and Services Agreement with all service fees under the Exclusive Consulting and Services Agreement have been paid and no further obligation shall be undertaken by the VIE; or (ii) the equity interests of the VIE have been transferred to WFOE or any third party designated by it. The pledge was registered with the relevant local administration for industry and commerce in November 2019 and will remain binding until the VIE and its nominee equity holders discharge all their obligations under the contractual arrangements. The registration of the equity pledge enables the WFOE to enforce the equity pledge against third parties who acquire the equity interests of the VIE in good faith.

4) Exclusive Option Agreement

Pursuant to the Exclusive Option Agreement, the equity holders of the VIE have irrevocably granted WFOE or any third party designated by WFOE an exclusive option to purchase, at its discretion, to the extent permitted under PRC law, all or part of the equity interests in the VIE. The purchase price shall be the minimum price permitted under PRC law and regulations, which price may be adjusted based on the valuation of the equity interests of the assets, if required by PRC laws and regulations. The equity holders should remit to the Company any amount that is paid by the Company or its designated person(s) in connection with the purchased equity interest. Without prior written consent of WFOE, the VIE and the equity holders shall not (i) transfer or otherwise dispose of, create any pledge or encumbrance on their equity interests in the VIE, (ii) change the VIE’s registered capital, or increase or decrease the VIE’s current equity interests owners, (iii) amend the VIE’s articles of association, or (iv) dispose or make the VIE’s management to dispose any assets of the VIE, other than in the ordinary course of business. The VIE and its equity holders shall appoint those individuals recommended by WFOE as directors of the VIE. The agreement will remain effective until WFOE has exercised all of its rights under the agreement, unless otherwise terminated by WFOE immediately in its sole discretion with written notice.

1. DESCRIPTION OF BUSINESS AND ORGANIZATION (Continued)

5) Spouse Consent Letter

Pursuant to the Spouse Consent Letter, the spouse of Mr. Changyou Ma, confirmed that she can perform the obligations under VIE Agreements. The spouse of Mr. Changyou Ma agreed that the equity interest in VIE held by Mr. Changyou Ma and registered in the name of Mr. Changyou Ma will be disposed of pursuant to the Powers of Attorney, Exclusive Consulting and Service Agreement, Equity Interest Pledge Agreement and Exclusive Option Agreement. In addition, in the event that the spouse of Mr. Changyou Ma obtains any equity interest in the VIE for any reason, she agreed to be bound by the VIE Agreements.

The Company relies on the VIE Agreements to operate and control VIE. All of the VIE Agreements are governed by PRC laws and provide for the resolution of disputes through arbitration in China. Accordingly, these contracts would be interpreted in accordance with PRC laws and any disputes would be resolved in accordance with PRC legal procedures. The legal environment in the PRC is not as developed as in some other jurisdictions, such as the United States. As a result, uncertainties in the PRC legal system could limit the Company’s ability to enforce these contractual arrangements. In the event that the Company is unable to enforce these contractual arrangements, or if the Company suffers significant time delays or other obstacles in the process of enforcing these contractual arrangements, it would be difficult to exert effective control over VIE, and the Company’s ability to conduct its business and the results of operations and financial condition may be materially and adversely affected.

In the opinion of management, based on the legal opinion obtained from the Company’s PRC legal counsel, the above contractual arrangements are legally binding and enforceable and do not violate current PRC laws and regulations. However, there are uncertainties regarding the interpretation and application of existing and future PRC laws and regulations. Accordingly, the Company cannot be assured that PRC regulatory authorities will not ultimately take a contrary view to its opinion. If the Company’s corporate structure and contractual arrangements are found to be in violation of any existing or future PRC laws or regulations, the relevant regulatory authorities would have broad discretion in dealing with such violations, including:

●	revoking the business licenses and/or operating licenses of the Company;
●	discontinuing or placing restrictions or onerous conditions on the operations;
●	imposing fines, confiscating the income from WFOE or the VIE, or imposing other requirements with which the Company or the VIE may not be able to comply;
●	requiring the Company to restructure the ownership structure or operations, including terminating the contractual arrangements with the VIE and deregistering the equity pledges of the VIE, which in turn would affect our ability to consolidate, derive economic interests from, or exert effective control over the VIE, or imposing restrictions on the Company’s right to collect revenues;
●	shutting down the Company’s servers or blocking the Company’s app/websites;
●	imposing additional conditions or requirements with which the Company may not be able to comply;
●	requiring the Company to restructure the operations in such a way as to compel the Company to establish a new enterprise, re-apply for the necessary licenses or relocate our businesses, staff and assets; or
●	restricting or prohibiting the Company use of the proceeds of overseas offering to finance the business and operations in China.

If the imposition of any of these penalties or requirement to restructure the Company’s corporate structure causes it to lose the rights to direct the activities of the VIE or the Company’s right to receive its economic benefits, the Company would no longer be able to consolidate the financial results of the VIE in its consolidated financial statements. In the opinion of management, the likelihood of deconsolidation of the VIE is remote based on current facts and circumstances.

1. DESCRIPTION OF BUSINESS AND ORGANIZATION (Continued)

The equity interests of VIE are legally held by Mr. Baoli Ma and Mr. Changyou Ma as nominee equity holders on behalf of the Company. Mr. Baoli Ma holds 30.2% of the total ordinary shares and share options issued and outstanding of the Company as of December 31, 2021, assuming the vesting and exercising of all outstanding share options held by Mr. Baoli Ma as of such date. The Company cannot assure that when conflicts of interest arise, either of the nominee equity holders will act in the best interests of the Company or such conflicts will be resolved in the Company’s favor. Currently, the Company does not have any arrangements to address potential conflicts of interest between the nominee equity holders and the Company, except that the Company could exercise the purchase option under the Exclusive Option Agreement with the nominee equity holders to request them to transfer all of their equity ownership in VIE to a PRC entity or individual designated by the Company. The Company relies on the nominee equity holders, one of them is the Company’s director and owes a fiduciary duty to the Company, to comply with the terms and conditions of the contractual arrangements. Such fiduciary duty requires the director to act in good faith and in the best interests of the Company and not to use his positions for personal gains. If the Company cannot resolve any conflict of interest or dispute between the Company and the nominee equity holders of VIE, the Company would have to rely on legal proceedings, which could result in disruption of the Company’s business and subject the Company to substantial uncertainty as to the outcome of any such legal proceedings.

The Company’s involvement with the VIE under the VIE Agreements affected the Company’s consolidated financial position, results of operations and cash flows as indicated below.

The following consolidated assets and liabilities information of the Group’s VIE as of December 31, 2020 and 2021, and consolidated revenues, net loss and cash flow information for the years ended December 31, 2019, 2020 and 2021, have been included in the accompanying consolidated financial statements. All intercompany transactions and balances with the Company, and its wholly-owned subsidiaries have been eliminated upon consolidation.

	As of December 31,
	2020	2021
	RMB	RMB
Cash	42,017,215	26,835,970
Accounts receivable, net (net of allowance of nil as of December 31, 2020 and 2021, respectively)	5,588,023	10,368,064
Inventories	6,853,202	7,401,509
Prepayments and other current assets	32,496,610	48,686,054
Total current assets	86,955,050	93,291,597

Investment securities	50,000	—
Property and equipment, net	4,994,809	4,509,052
Intangible assets, net	52,084,512	44,204,317
Goodwill	3,054,923	—
Other non-current assets	1,749,304	2,389,069
Total non-current assets	61,933,548	51,102,438
Total assets	148,888,598	144,394,035

Accounts payable	6,817,776	11,444,579
Amounts due to inter-companies	129,873,104	98,986,401
Deferred revenue	34,541,710	35,217,012
Income tax payable	291,441	1,460,149
Accrued expenses and other current liabilities	49,315,134	27,246,274
Total current liabilities	220,839,165	174,354,415
Deferred income tax liabilities	10,954,883	9,603,096
Other non-current liabilities	—	2,300,000
Total non-current liabilities	10,954,883	11,903,096
Total liabilities	231,794,048	186,257,511

1. DESCRIPTION OF BUSINESS AND ORGANIZATION (Continued)

	For the Year Ended December 31,
	2019	2020	2021
	RMB	RMB	RMB
Revenues	42,007,427	651,069,900	974,103,315
Net (loss) income	(8,856,826)	(79,742,764)	31,859,163
Net cash provided by (used in) operating activities	11,267,766	20,705,405	(34,200,424)
Net cash used in investing activities	(2,901,588)	(12,532,972)	(11,745,086)
Net cash provided by financing activities	2,007,447	17,510,000	30,764,265
Net increase (decrease) in cash	10,373,625	25,682,433	(15,181,245)
Cash at the beginning of the year	5,961,157	16,334,782	42,017,215
Cash at the end of the year	16,334,782	42,017,215	26,835,970

In accordance with VIE Agreements, WFOE has the power to direct the activities of the VIE. Therefore, the Company considers that there are no assets in the VIE that can be used only to settle obligations of the VIE, except for paid in capital of RMB1 million as of December 31, 2020 and 2021. The creditors of the VIE do not have recourse to the general credit of WFOE.

During the years presented, the Company and its wholly-owned subsidiaries provided financial support to VIE that they were not previously contractually required to provide in the form of advances. To the extent VIE requires financial support, the WFOE may, at its option and to the extent permitted under the PRC law, provide such support to VIE through loans to VIE’s nominee equity holders or entrustment loans to VIE.